SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware

001-15283

95-3038279

(State or other jurisdiction of	(Commision File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

450 North Brand, Glendale, California

91203-2306

(Address of principal executive offices)		(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 31, 2006, IHOP Corp. issued a press release announcing its 2006 performance guidance. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on January 31, 2006, IHOP Corp. held a conference call to discuss its 2006 performance guidance. A copy of the 2006 guidance call script is attached as Exhibit 99.2, and incorporated herein by reference.

The 2006 guidance call script accompanying management’s discussion during the conference call include references to the non-GAAP financial measures “free cash flow” and “discretionary cash.”  The Company defines “free cash flow” for a given period as cash provided by operating activities for such period, less capital expenditures for such period.  The Company defines “discretionary cash” for a given period as cash provided by operating activities for such period, plus principal receipts from notes and equipment contracts receivable, less repayment of long-term debt principal and capital lease obligations less capital expenditures for such period.  Management utilizes free cash flow and discretionary cash as measures of operating efficiency to determine the amount of cash remaining for general corporate and strategic purposes.  Management believes this information is helpful to investors to determine the Company’s cash available for these purposes.  Free cash flow and discretionary cash for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Free cash flow and discretionary cash are supplemental non-GAAP measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles the Company’s guidance with respect to free cash flow for the year ending December 31, 2006, to the Company’s projected cash flow provided by operating activities for the year ending December 31, 2006:

	Year Ending December 31, 2006
	(dollars in thousands)
Cash flows from operating activities:	$55,000	-	$60,000
Capital expenditures	(12,000)	-	(14,000)
Free cash flow	$41,000	-	$48,000

The following table reconciles the Company’s guidance with respect to discretionary cash for the year ending December 31, 2006, to the Company’s projected cash flow provided by operating activities for the year ending December 31, 2006:

	Year Ending December 31, 2006
	(dollars in thousands)
Cash flows from operating activities	$55,000	-	$60,000
Principal receipts from notes and equipment contracts receivable	18,000	-	20,000
Repayment of long-term debt principal and capital lease obligations	(24,000)	-	(24,000)
Capital expenditures	(12,000)	-	(14,000)
Discretionary cash	$35,000	-	$44,000

Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated January 31, 2006.
99.2	2006 Guidance Call Script for conference call held on January 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: January 31, 2006	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated January 31, 2006.

99.2	2006 Guidance Call Script for conference call held on January 31, 2006.